UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2010

Date of Report (Date of earliest event reported)

FIDELITY NATIONAL INFORMATION SERVICES, INC.

(Exact name of registrant as specified in charter)

_______________________

Georgia	1-16427	37-1490331
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

601 Riverside Avenue
Jacksonville, Florida 32204

(Address of principal executive offices, including zip code)

(904) 854-5000

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On July 30, 2010, Fidelity National Information Services, Inc. (“FIS”) notified its directors and executive officers that the trading restrictions on transactions in FIS equity securities by such persons that would have been implemented in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR would not be implemented due to fewer than 50% of participants in the qualified retirement plans maintained by FIS electing by the applicable deadline to participate in FIS’ self-tender offer for shares of its common stock (and, as a consequence, having the tendered portions of their plan accounts becoming subject to a temporary suspension in trading).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIDELITY NATIONAL INFORMATION SERVICES, INC.

Dated: July 30, 2010	By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	Corporate Executive Vice President, Chief Legal Officer, and Corporate Secretary